Filed pursuant to Rule 497(k)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Managers Amundi Short Duration Government Fund

(formerly AMG Managers Short Duration Government Fund)

Supplement dated March 8, 2018 to the Summary Prospectus,

dated May 1, 2017, as revised January 2, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Amundi Short Duration Government Fund, a series of AMG Funds II (the “Fund”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective as of March 30, 2018 (the “Implementation Date”), Daniel C. Dektar will no longer serve as a portfolio manager of the Fund. Timothy J. Cunneen, CFA, serves and will continue to serve as Portfolio Manager of the Fund, and Daniel R. Adler will be added as a Portfolio Manager of the Fund on the Implementation Date. Messrs. Cunneen and Adler will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of the Implementation Date, the section under “Portfolio Management” titled “Portfolio Managers” on page 3 will be deleted and replaced with the following:

Portfolio Managers

Timothy J. Cunneen, CFA

Portfolio Manager of APIAM;

Portfolio Manager of the Fund since 2005.

Daniel R. Adler

Director of Securitized Assets of APIAM;

Portfolio Manager of the Fund since 2018.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE